UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2022

Delwinds Insurance Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Centre

1021 Main Street, Suite 1960

Houston, TX 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 337-4077

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DWIN.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	DWIN	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DWIN.WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

On February 23, 2022, Delwinds Insurance Acquisition Corp. (NYSE: DWIN.U, DWIN and DWIN.WS), a Delaware corporation (“Delwinds”) issued a promissory note (the “Note”) in the principal amount of up to $2,000,000 to DIAC Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The Note was issued in connection with advances the Sponsor has made, and may make in the future, to Delwinds for working capital expenses. The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which Delwinds consummates its initial business combination and (ii) the date that the winding up of Delwinds is effective. At the election of the Sponsor, all or a portion of the unpaid principal amount of the Note may be converted into units of Delwinds, each unit consisting of one share of Class A common stock of Delwinds (“Class A Common Stock”) and one- half of one warrant, each whole warrant exercisable for one share of Class A Common Stock (the “Conversion Units”), equal to: (x) the portion of the principal amount of the Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of units. The Conversion Units are identical to the units issued by Delwinds to the Sponsor in a private placement in connection with Delwinds’ initial public offering. The Conversion Units and their underlying securities are entitled to the registration rights set forth in the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by Delwinds, in connection with the transactions contemplated by the Transaction Agreement described below (the “Transaction”).

 Attached as Exhibit 99.2 to the Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the script to the Investor Presentation (the “Script”) that will be used by Delwinds and FOXO (as defined below) in conference calls to discuss the transactions contemplated by the Transaction Agreement.

The Investor Presentation and the Script are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 24, 2022, Delwinds issued a press release announcing the execution of a definitive agreement and Plan of Merger, dated as of February 24, 2022 (the “Transaction Agreement”), with FOXO Technologies Inc., a Delaware corporation (“FOXO”) and certain other parties. Pursuant to the Transaction Agreement, subject to the terms and conditions set forth therein, a Delaware subsidiary of Delwinds will merge with and into FOXO, with FOXO surviving the merger as a wholly-owned subsidiary of Delwinds. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

In connection with the Transaction Agreement, Delwinds entered into a Common Stock Purchase Agreement with CF Principal Investments LLC (“Cantor”). Under the agreement, Cantor will provide a facility of up to $40 million for 36 months following the date when the Securities and Exchange Commission has declared effective a registration statement covering the securities that will be included in the facility or until the date on which the facility has been fully utilized, if earlier.

Additional Information and Where to Find It

Delwinds and FOXO will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Form S-4 (the “Registration Statement”) to be filed by Delwinds, which will include a prospectus with respect to Delwinds’ securities to be issued in connection with the Transaction, and a proxy statement of Delwinds (the “Proxy Statement”), to be used at the meeting of Delwinds’ stockholders to approve the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS OF DELWINDS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FOXO, DELWINDS AND THE BUSINESS COMBINATION. When available, the Proxy Statement contained in the Registration Statement and other relevant materials for the Transaction will be mailed to stockholders of Delwinds as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement, including the Proxy Statement contained therein, and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of Delwinds and FOXO and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Delwinds’ and FOXO’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “anticipate,” “believe,” “budget,” “continues,” “could,” “expect,” “estimate,” “forecast,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “possible,” “potential,” “project,” “will,” “should,” “predicts,” “scales,” “representative of,” “valuation,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Delwinds’ and FOXO’s expectations with respect to future performance of FOXO, anticipated financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the anticipated addressable market for FOXO, the satisfaction of the closing conditions to the Transaction, the future held by the respective management teams of Delwinds or FOXO, the pre-money valuation of FOXO (which is subject to certain inputs that may change prior to the closing of the Transaction and is subject to adjustment after the closing of the Transaction), the level of redemptions of Delwinds’ public stockholders and the timing of the closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Delwinds and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement; (2) a default by one or more of the investors in the financing agreements (the “Financing”) on its commitment, and Delwinds’ failure to find replacement financing; (3) the inability to consummate the Transaction in a timely manner or at all, including due to failure to obtain approval of the stockholders of Delwinds or other conditions to the closing in the Transaction Agreement, which may adversely affect the price of Delwinds’ securities; (4) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (5) the risk that the Transaction may not be completed by Delwinds’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Delwinds; (6) the ability to maintain the listing of Delwinds’ securities on a national securities exchange; (7) the inability to obtain or maintain the listing of the combined company’s securities on the New York Stock Exchange following the Transaction; (8) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (9) the ability to recognize the anticipated benefits of the Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of FOXO to grow and manage growth economically and hire and retain key employees; (10) costs related to the Transaction; (11) changes in applicable laws or regulations, and FOXO’s ability to comply with such laws and regulations; (12) the effect of the COVID-19 pandemic on Delwinds or FOXO and their ability to consummate the Transaction; (13) the outcome of any legal proceedings that may be instituted against FOXO or against Delwinds related to the Transaction Agreement or the Transaction; (14) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (15) the risk of downturns in the highly competitive industry in which FOXO operates; (16) the possibility that Delwinds or FOXO may be adversely affected by other economic, business, and/or competitive factors; and (17) other risks and uncertainties to be identified in the Registration/Proxy Statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Delwinds or FOXO. Delwinds and FOXO caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by Delwinds. None of Delwinds or FOXO undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Information Sources; No Representations

The Investor Presentation furnished herewith has been prepared for use by Delwinds and FOXO in connection with the Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Delwinds derived entirely from Delwinds and all information relating to the business, past performance, results of operations and financial condition of FOXO derived entirely from FOXO. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the Investor Presentation. To the fullest extent permitted by law in no circumstances will Delwinds or FOXO, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Investor Presentation, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FOXO has been derived, directly or indirectly, exclusively from FOXO and has not been independently verified by Delwinds. Neither the independent auditors of Delwinds nor the independent auditors of or FOXO audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the Investor Presentation and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the Investor Presentation.

Participants in the Solicitation

Delwinds and FOXO and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Transaction. Delwinds stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Delwinds in final prospectus filed with the SEC on December 10, 2020, the Registration Statement / Proxy Statement and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The disclosure herein shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated February 23, 2022, issued by Delwinds Insurance Acquisition Corp. to DIAC Sponsor LLC.
99.1	Investor Presentation
99.2	Script to Investor Presentation
99.3	Press Release, dated February 24, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELWINDS INSURANCE ACQUISITION CORP.

	By:	/s/ Andrew Poole
Andrew Poole
Title: Chief Executive Officer

Dated: February 25, 2022